Exhibit 99.1

The Resource Growth Company

QEP Resources, Inc.

Investor Road Show

June 2010

Spin-off creates two top-tier energy companies

Questar Corp.

Questar Gas

Retail Distribution

Questar Pipeline

Interstate Transportation

Wexpro

Production

QEP Resources

QEP Energy

Exploration & Production

QEP Field Services

Gathering & Processing

QEP Marketing

Marketing & Gas Storage

NYSE: QEP 2

Why create QEP Resources?

Offers shareholders two top-tier “pure” investment opportunities

Increases transparency of performance of both businesses

Allows each business to allocate capital to attractive projects

Creates financial flexibility for each company

NYSE: QEP 3

A portfolio of high-quality assets

2009 PROFORMA EBITDAX $1.2 B

85%

14%

1%

QEP Energy

(Exploration & Production) 2.7 Tcfe proved reserves 14% 4-yr production CAGR

QEP Field Services

(Gathering and NGL extraction) 1.0 Bcfpd processing/blending 2,875 miles of gathering lines

QEP Energy Trading

(Production marketing)

Markets equity gas, oil and NGL’s Owns Rockies gas storage

NYSE: QEP 4

QEP is active in several of North America’s most economic resource plays

2009 Reserves*

2,747 Bcfe

Rockies: 1,646 Bcfe

Midcontinent: 1,101 Bcfe

2009 Production

189.5 Bcfe

Rockies: 101.7 Bcfe

Midcontinent: 87.8 Bcfe

Pinedale

Anticline

WY

UT

CO

Uinta Basin

ND

Bakken

Woodford Shale

Granite Wash

Haynesville

OK

TX

LA

* Proved reserves prepared by independent reservoir engineering consultants as of 12/31/09

NYSE: QEP 5

QEP has a track record of strong production and reserve growth

Net Production (Bcfe/yr)

14% CAGR

15% CAGR

114

130

140

171

190

217

252

285

2005

2006

2007

2008

2009

2010E

2011F

2012F

Proved Reserves (Bcfe)

17% CAGR

1,480

1,631

1,868

2,218

2,747

2005

2006

2007

2008

2009

NYSE: QEP 6

QEP is an industry leader in per share production and reserve growth


Production growth per diluted share (2006 – 09 CAGR)
SWN 61%
UPL 28%
KWK 24%
BBG 19%
QEP 13%
RRC 12%
EOG 10%
SM 7%
NBL 7%
EQT 6%
XCO 6%
DVN 6%
CHK 5%
APC 4%
PXD 4%
COG 3%
XEC 2%
NFX 1%
HK 1%
WLL -1%
FST -3%


Reserve growth per diluted share (2006 – 09 CAGR)
SWN 53%
BBG 30%
UPL 20%
QEP 19%
NFX 17%
RRC 17%
EOG 16%
EQT 15%
KWK 15%
COG 11%
DVN 9%
CHK 6%
HK 5%
PXD 4%
XEC 3%
NBL 1%
FST -4%
SM -4%
WLL -7%
APC -10%
XCO -29%

Source: From EnerCom, Inc. June 2010

NYSE: QEP 7

Our low-cost structure is a competitive advantage

4Q09 production cash cost structure versus 42 E&P peers (LOE + production taxes + G&A + interest)

$8.00 $6.00 $4.00 $2.00 $0.00

QEP $1.57/Mcfe

Average $3.18/Mcfe

Source: Company data and Credit-Suisse E&P Stat Sort, March 23, 2010

NYSE: QEP 8

QEP EBITDAX will fund capital investments and drive growth

2010 guidance as of 6/16/10:

• EBITDAX $1.00 B to $1.05 B

• 215 to 220 Bcfe production

• > 75% of estimated 2010 production hedged

• Assumptions for unhedged production:

• NYMEX gas price $4 to $5/MMBtu

• NYMEX oil price $70 to $80/Bbl

• Rockies basis: $0.50 to $0.30/MMBtu

• Midcontinent basis: $0.40 to $0.15/MMBtu

2011 and 2012 EBITDAX forecasts based on 6/8/10 forward curves

EBITDAX

($MM/yr)

22% CAGR

19% CAGR

532

738

891

1,311

1,165

1,025

1,225

1,450

2005

2006

2007

2008

2009

2010E

2011F

2012F

NYSE: QEP 9

QEP 2010E EBITDAX and CAPEX

CAPEX $1,342 MM

$300

$1,042

E&P Field Services

EBITDAX $1,025 MM

$165

$860

E&P Field Services

EBITDAX estimates based on assumptions detailed on slide 9

NYSE: QEP 10

Operating cash flow should be positive after completion of large NGL extraction plants

($MM)

1,025

1,342

1,225

1,150

1,450

1,330

2010E

2011F

2012F

EBITDAX CAPEX

EBITDAX estimates based on assumptions detailed on slide 9

NYSE: QEP 11

48,500 net acres in the core of the Haynesville Shale play

QEP net production (MMcfepd)

240 200 160 120 80 40 0

2005

2006

2007

2008

2009

2010

Cv/Hosston Haynesville

• Proved reserves 592 Bcf*

• 276 PUD locations*

• 1,300 additional unbooked locations on 80-acre density

• 7 operated rigs

• $8 to $9 MM completed well cost

• EUR 5 to 8 Bcf/well

* As of December 31, 2009

TX LA

6 Miles

QEP leasehold Haynesville Tier I Haynesville Tier II

Haynesville Shale IP’s (MMcfepd)

< 10 10-15 15-20 >20

6 Miles

NYSE: QEP 12

Our Haynesville drill times and well costs are coming down; we are drilling more wells per rig

Sequential spud to TD drill times QEP-operated Haynesville horizontal wells

100 90 80 70 60 50 40 30 20 10 0

66 Days Avg.

38 Days Avg.

Record 24 days

NYSE: QEP 13

Over 1,400 remaining locations at Pinedale

QEP net production (MMcfepd)

200

160

120

80

40

2004

2005

2006

2007

2008

2009

2010

• Proved reserves 1.3 Tcfe*

• 432 PUD locations on a combination of 5,10, and 20-acre density *

• 1,400 remaining locations

• 100 new completions forecast for 2010

• Completed well cost below $4.5 MM

• 6 operated rigs

* As of December 31, 2009

QEP PDP well

Other operators (No QEP interest)

QEP leasehold

Current Economic Limit

1 Mile

NYSE: QEP 14

Pinedale drill times continue to decline, maintaining our low-cost advantage

Average days spud to TD

61

64

45

42

35

28

23

16.6

Record 11.7 days

2003

2004

2005

2006

2007

2008

2009

2010

NYSE: QEP 15

QEP has 89,000 net acres in the Bakken play



- 5,000 to 10,000-ft laterals
- $5.5 to $6.5 MM completed well cost
- IP's of 500 to 3,000+ Bopd
- EUR 350 to 750 Mboe/well
- 1 operated rig going to 2 by year-end



QEP leasehold
Lake Sakakawea
Current productive limit
WOC Waiting on completion
Bakken wells
LL Long lateral >9,000 ft
SL Short lateral <5,000 ft
Parshall/Sanish Field
IP's: 750-3,000 Bopd
IP: 1779 Boepd
Fort Berthold Res.
IP: 1405 Boepd
Drilling
IP: 1948 Boepd
IP: 949 Boepd
WOC (LL)
IP: 841 Boepd
WOC (LL)
(Three Forks test)
Bailey Field Area
IP's: 500-1,000 Bopd
6 Miles

NYSE: QEP 16

QEP has two rigs drilling horizontal Granite Wash/Atoka wells in the Texas Panhandle

QEP net production (MMcfepd)

40

30

20

10

0

2004 2005 2006 2007 2008 2009 2010

• Second operated horizontal well is producing, and third is WOC

• $7.0 to $8.4 MM completed well cost

• EUR 4.0 to 12.0 Bcfe/well

• 26,540 net acres

• Two operated rigs

QEP leasehold

After processing initial production rates:

* Puryear: 7.7 MMcfd, 1,880 Bbls oil & ngl (19.0 MMcfepd)

**Edwards:5.5 MMcfd, 1,140 Bbls oil & ngl (12.3 MMcfepd)

Edwards 1056H 64% WI (Cherokee) 7.0 MMcfd 300 Bopd**

Morrison 5033H 100% WI (Atoka) WOC

Huff 34 #6H 100% WI (Atoka) rig moving

Puryear 5028H 40% WI (Caldwell) 10.6 MMcfd 608 Bopd*

Methodist Home 2#5H 100% WI (Atoka) Drilling

3 Miles

SYS

PENNSYLVANIAN

GROUP

WABAUNSEE

SHAWNEE

DOUGLAS

LANSING

KANSAS CITY

MARMATON

CALDWELL

CHEROKEE

GRANITE WASH A-F

ATOKA

MORROW

SPRINGER

High oil yield

WASH

NYSE: QEP 17

66,000 net acres in the Woodford “Cana” shale play, NW Oklahoma

QEP net production (MMcfepd)

30

20

10

0

2009 2010

• Proved reserves 104 Bcfe*

• 76 PUD locations*

• 2,700 unbooked locations on 80-acre density

• 19% average working interest in Tier I lands

• 1 operated rig

• $6.5 to $8.0 MM completed well cost

• EUR 4 to 10 Bcfe/well

• Significant NGL (25 to 80 bbls/MMcf)

* As of December 31, 2009

SYS

MISS

SIL/DEV

ORD

GROUP

SPRINGER

CHESTER

MERAMEC

OSAGE

KINDERHOOK

WOODFORD

HUNTON

SYLVAN

VIOLA

Dewey County

Blaine County

Custer County

Caddo County

Grady County

QEP leasehold (Woodford or deeper)

Woodford wells completed

Woodford wells drilling & WOC

Tier I - 42,000 net acres

Tier II - 24,000 net acres

6 Miles

NYSE: QEP 18

We are building on our 130,000-acre inventory in the liquids-rich basins of the Eastern Rockies

QEP leasehold

Permits/Drilling

Niobrara

Frontier

Sussex

Powder River: 49,800 net acres

E. Green River: 17,400 net acres

D-J: 64,500 net acres

QEP horizontal Niobrara well planned for late 2010

Vertical Niobrara well Cum: 315 MBo

Silo Field Niobrara 10 MMBo

EOG Jake 2-01H Niobrara horiz. IP: 1770 Bopd

POWDER RIVER BASIN

SD NE

E. GREEN RIVER BASIN

WY CO

D-J BASIN

50 Miles

NYSE: QEP 19

QEP is in some of the most economic resource plays in North America

Play

Haynesville

Pinedale

(with 5-acre density)

Granite Wash

Bakken/ Three Forks*

Woodford “Cana”

Gross Remaining Locations

1,357

1,423

89

492

2,700

Avg Working Interest

40%

60%

62%

74%

19%

Avg Gross EUR (Bcfe/well)

6.0

4.5

5.3

490,000

5.2

Net Finding Cost

($/Mcfe)

$1.95

$1.29

$2.04

$16.95

$1.71

NYMEX Price

10% BTAX

ROR

$3.77

$3.28

$2.44

$46.39

$2.22

* Bakken/Three Forks in Boe

NYSE: QEP 20

QEP has significant organic growth opportunities on its existing leasehold

QEP reserves and hydrocarbon resource estimates

Proved*: 2.7 Tcfe

Probable**: 3.7 Tcfe

Possible**: 5.9 Tcfe

Resource**: 18.4 Tcfe

* Prepared by independent reservoir engineering consultants as of 12/31/09

** Prepared by QEP and reviewed by independent reservoir engineering consultants as of 5/1/10 (not prepared pursuant to SEC pricing and scheduling rules)

NYSE: QEP 21

Field Services assets are concentrated in QEP producing areas


WY
UT
CO

W. Green River Basin

Processing / blending:	580 MMcfpd
QGM gathering:	650 miles
Rendezvous gathering:	325 miles
Rendezvous transmission:	20 miles
QGM Operating income:	60%
Interstate pipeline connections:	6

2010 projects include a 420 MMcfpd cryogenic processing plant

Uinta Basin

Processing / blending:	380 MMcfpd
QGM gathering:	900 miles
UBFS gathering:	80 miles
Three Rivers gathering:	50 miles
QGM Operating income:	23%
Interstate pipeline connections:	4

2010 projects include a 150 MMcfpd cryogenic processing plant

Vermillion Basin

Processing / blending:	80 MMcfpd
Gathering:	600 miles
QGM Operating income:	9%
Interstate pipeline connections:	1

NW Louisiana

CO_2 treating /blending:	300 MMcfpd
Gathering:	250 miles
QGM Operating income:	8%
Interstate pipeline connections:	4

2010 projects include a 1,000 GPM amine treating facility


LA

NYSE: QEP 22

Ownership/control of midstream assets integral to execution and value maximization

Own and operate gathering and NGL extraction assets in core QEP producing areas

Maximizes margins on equity production

Iron Horse processing plant in service Q4 2010

Blacks Fork II processing plant in service Q4 2011

Field Services EBITDAX

($MM/yr)

250

195

170

163

165

113

86

69

24% CAGR

23% CAGR

2005

2006

2007

2008

2009

2010E

2011F

2012F

EBITDAX estimates based on assumptions detailed on slide 9

NYSE: QEP

New Blacks Fork II NGL extraction plant will drive liquids volume growth

Field Services Equity NGL Sales Volumes (Annual Average Bpd)

22,500

14,200

6,100

6,629

5,835

4,891

5,746

5,764

2005

2006

2007

2008

2009

2010E

2011F

2012F

NYSE: QEP

QEP pro forma income statement TTM 3/31/10 (unaudited)

($ Millions) Historical QMR, Inc. Historical Wexpro Parent & Eliminations Pro-forma QEP Resources

Revenues $2,299.5 $247.7 $18.8 $2,070.6

Realized (loss) on basis-only swaps (56.9) 0.0 0.0 (56.9)

Cash operating expenses 904.8 59.1 18.8 864.5

Non-controlling interest income 2.7 0.0 0.0 2.7

EBITDAX 1,340.5 188.6 0.0 1,151.9

DD&A 641.5 59.7 0.0 581.8

Exploration expense 25.5 0.0 0.0 25.5

Abandonment & impairment 24.2 0.0 0.0 24.2

Unrealized basis only swaps gain/(loss) 5.6 0.0 0.0 5.6

Interest expense 74.1 0.7 0.6 74.0

Income taxes 210.3 47.7 0.0 162.6

Other income (loss) 5.5 2.6 0.6 2.3

Net income $374.8 $83.1 0.0 $291.7

NYSE: QEP

QEP pro forma balance sheet at 3/31/10 after $250MM equity infusion (unaudited)

($ Millions) Historical QMR, Inc. Historical Wexpro Adjustments & $250 MM Equity Infusion Pro-forma QEP Resources

Assets

Current assets $693.0 ($43.3) $34.9 $684.6

Net PP&E 5,811.4 (589.4) 0.0 5,222.0

Other assets 299.3 (16.4) 0.0 282.9

Total assets $6,803.7 ($649.1) $34.9 $6,189.5

Liabilities and equity

Current liabilities* $588.4 ($48.0) $7.0 $547.4

Short and LT debt 1,401.7 (27.9) (222.1) 1,151.7

Other liabilities 1,718.8 (167.9) 0.0 1,550.9

Total equity 3,094.8 (405.3) 250.0 2,939.5

Total liabilities and equity 6,803.7 (649.1) 34.9 $6,189.5

* excluding short term debt

Total Debt/EBITDAX 1.05x 1.00x

NYSE: QEP

QEP asset quality and execution merits premium equity valuation

14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x

EV/TTM EBITDA

RRC

EQT

UPL

HK

PXD

EOG

KWK

COG

XEC

WLL

DVN

FST

NBL

CHK

NFX

APC

SM

BBG

ECA

XCO

SWN

“Valuation Zone” based on:

- Visible future growth

- Low-cost structure

- Premium asset base

- Strong balance sheet

- Track record of superior execution

-10% 0% 10% 20% 30% 40% 50% 60% 70%

2006 - 2009 Production Growth Per Share (CAGR)

Source: EnerCom, Inc. EV/TTM EBITDAX (EV as of 6/11/10)

NYSE: QEP

QEP asset quality and execution merits premium equity valuation

EV/TTM EBITDA

14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x

RRC

UPL

EQT

HK

PXD

KWK

XEC

COG

EOG

WLL

FST

DVN

NBL

NFX

APC

CHK

SM

ECA

XCO

BBG

SWN

“Valuation Zone” based on:

- Visible future growth

- Low-cost structure

- Premium asset base

- Strong balance sheet

- Track record of superior execution

-40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60%

Source: EnerCom, Inc. EV/TTM EBITDAX (EV as of 6/11/10)

NYSE: QEP

QEP implied valuation - peer leaders

P90 Range for Metric

QEP Implied Valuation ($MM)

QEP Energy

EV / 2009 Proved Reserves ($/Mcfe) $4.52 $12,416

EV / TTM EBITDAX 11.7x 11,993

EV / TTM Flowing Net Production ($/Mcfepd) $20,617 10,964

Average: 11,791

QEP Field Services

EV / 2010 EBITDAX 11.7x 1,931

QEP Resources Firm Value ($MM): 13,722

Less Outstanding Debt ($MM): (1,152)

Total Equity Value ($MM): 12,570

QEP Implied Valuation / share

(based on 175.1 MM shares) $71.79

Source: EnerCom, June 2010. E&P multiples based on APC, BBG, CHK, CLR, COG, DVN, ECA, EOG, EQT, FST, HK, KWK, NBL, NFX, PXD, RRC, SM, SWN, UPL, WLL, XCO, and XEC historical multiples at 6/11/10. Midstream multiple based on the CPNO, DEP, DPM, EPD, ETP, KGS, KMP and WPZ P/CFPS 2011E on 6/11/10.

NYSE: QEP

QEP implied valuation - group average

Group Average for Metric

QEP Implied Valuation ($MM)

QEP Energy

EV / 2009 Proved Reserves ($/Mcfe) $2.98 $8,186

EV / TTM EBITDAX 8.1x 8,303

EV / TTM Flowing Net Production ($/Mcfepd) $15,201 8,084

Average: 8,191

QEP Field Services

EV / 2010 EBITDAX 11.7x 1,931

QEP Resources Firm Value ($MM): 10,122

Less Outstanding Debt ($MM): (1,152)

Total Equity Value ($MM): 8,970

QEP Implied Valuation / share (based on 175.1 MM shares) $51.23

Source: EnerCom, June 2010. E&P multiples based on APC, BBG, CHK, CLR, COG, DVN, ECA, EOG, EQT, FST, HK, KWK, NBL, NFX, PXD, RRC, SM, SWN, UPL, WLL, XCO, and XEC historical multiples at 6/11/10. Midstream multiple based on the CPNO, DEP, DPM, EPD, ETP, KGS, KMP and WPZ P/CFPS 2011E on 6/11/10.

NYSE: QEP

Why invest in QEP?

Visible organic growth potential of 12 to 15+% per year from existing assets with excellent return metrics

• Acreage in core of high-quality, repeatable resource plays

• Concentrated, contiguous, QEP-operated land position

• Track record as low-cost leader

Top-tier per-share production and reserve growth

Highly motivated team with a relentless focus on returns on invested capital and profitable growth – we are low-cost developers and producers

Midstream assets offer control and maximize value of production stream

Growth driven by premium assets

• Pinedale and Haynesville

• Bakken, Granite Wash, Woodford “Cana”

• Large inventory of high-quality, unbooked potential

• Technical team continuously developing new ideas

NYSE: QEP

Notes and Caution regarding forward-looking statements and non-GAAP measures

This presentation contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management’s current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the company’s periodic filings with the Securities and Exchange Commission, including the Questar Market Resources annual report on Form 10-K for the year ended December 31, 2009. QEP Resources undertakes no obligation to publicly correct or update the forward-looking statements in this presentation to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement.

EBITDAX is a non-GAAP measure. Management defines EBITDAX as Net Income before unrealized gains and losses on basis-only swaps, gains and losses on asset sales, interest and other income, interest expense, DD&A, abandonments, impairments, exploration expense and income taxes.

NYSE: QEP 32

APPENDIX

NYSE: QEP

QEP debt maturity schedule

Total Debt = $1.15 B

$450

$300 $250

$150

2010

2011

2012

2013

2014

2015

2016

2017

2018

2019

2020

Debt maturing each year ($MM)

NYSE: QEP 34

Hedging has removed most commodity price risk for 2010

Gas and oil hedges as of 05/31/10

(Volumes and net-to-well prices)

4 Bcf gas collars $4.65-$6.51 / Mcf

3 Bcfe oil $60.66 / bbl

3 Bcfe oil collars $47.60-$96.10 / bbl

28 Bcf gas collars $4.63-$6.66 / Mcf

7 Bcfe oil collars $51.73-$102.10 / bbl

41 Bcf gas $5.91 / Mcf

47 Bcf gas $5.98 / Mcf

88 Bcf gas $5.26 / Mcf

102 Bcf gas $4.91 / Mcf

2010 Jun-Dec

2011

2012

2013

Hedged Gas

Gas Collar

Hedged Oil

Oil Collar

Unhedged

NYSE: QEP 35

QEP has a large inventory of unbooked potential

Net Probable and Possible Reserves (Bcfe)

2,688

2,262

1,597

1,481

723 721

116

GGRB Gas

Haynesville

Pinedale

Uinta Shallow Gas

Woodford “Cana”

Bakken

Granite Wash

NYSE: QEP

QEP estimated probable and possible reserves and resource potential

PINEDALE

Probable (Bcfe) 1,492 Possible (Bcfe): 105 Resource Potential (Bcfe): 766

GREATER GREEN RIVER BASIN

Probable (Bcfe): 681 Possible (Bcfe): 2,007 Resource Potential (Bcfe): 5,984

UINTA BASIN

Probable (Bcfe): 291 Possible (Bcfe): 1,190 Resource Potential (Bcfe): 8,920

N. PARADOX BASIN

Probable (Bcfe): - Possible (Bcfe): - Resource Potential (Bcfe): 948

WILLISTON BASIN Bakken

Probable (Bcfe): 195 Possible (Bcfe): 526 Resource Potential (Bcfe): 34

POWDER RIVER/DJ BASINS

Probable (Bcfe): - Possible (Bcfe): - Resource Potential (Bcfe): 1,077

TX PANHANDLE Granite Wash

Probable (Bcfe): 88 Possible (Bcfe): 28 Resource Potential (Bcfe): 103

W. OKLAHOMA Woodford

Probable (Bcfe): 125 Possible (Bcfe): 598 Resource Potential (Bcfe): 455

N.W. LOUISIANA Haynesville

Probable (Bcfe): 829 Possible (Bcfe): 1,433 Resource Potential (Bcfe): 159

Total 3P Estimates (as of May 1, 2010): Probable 3,701 Bcfe Possible 5,887 Bcfe Resource 18,446 Bcfe

Not prepared in accordance with SEC guidelines relative to commodity prices and timing of development

Bakken

Pinedale

Powder River

Greater Green River

Uinta Basin

N. Paradox

Granite Wash

Woodford

Haynesville

MIDCONTINENT

ROCKIES

NYSE: QEP

QEP is in the core of some of the most economic resource plays in North America

Required Strip Price for BTAX 10% IRR

$9.40 $8.40 $7.40 $6.40 $5.40 $4.40 $3.40 $2.40 $1.40 $0.40

Breakeven Levels $/ MMBtu

$2.22

$2.44

$3.28

$3.50

$3.70

$3.77

$3.90

$4.00

$4.20

$4.30

$4.30

$4.30

$4.50

$4.70

$4.80

$5.00

$5.00

$5.40

$5.40

$5.50

$5.50

$5.50

$5.50

$5.80

$6.10

$6.20

$6.30

$6.90

$7.00

$7.40

$8.50

Woodford “Cana”

Granite Wash (Horizontal)

Avg Pinedale

Deep Bossier (E. Texas)

Fayetteville (2.6 Bcf)

Haynesville

Marcellus

Horn River

Barnett (Tier 1)

Huron Shale

Warwick (WTO)

Montne (8 stage frac)

Piceance (Valley - Core)

Nora (CBM)

Fayetteville (2.2 Bcf)

Uinta (Shallow)

Eagleford

Jonah

Powder River (CBM)

Alberta Shallow Gas

Horseshoe Canyon (CBM)

Raton (CBM)

Woodford(Arkoma)

Montney (4 stage frac)

Wattenberg (Core)

Alberta Deep Basin

Jean Marie (Tight Gas)

Barnett (Tier 2)

Piceance (Highlands)

Mannville (CBM)

Barnett (Tier 3)

Source: Company data and Morgan Stanley, March 8, 2010

NYSE: QEP

Haynesville Formation, NW Louisiana

Production Type Curve

MCFEPD

12,000 10,000 8,000 6,000 4,000 2,000

0

0 24 48 72 96 120

Months on Line

Capital Return Price Sensitivity

100% 80% 60% 40% 20% 0%

$3.00 $4.00 $5.00 $6.00 $7.00

NYMEX Gas Price ($/MMBtu)

• Type curve details: IP: 10 MMcfepd, b factor: 0.90 • Terminal decline: 6.0%, well life: 40 yrs • Type curve EUR: 6.0 Bcfe (50% of EUR in 1.5 yrs)

• Well depth: 12,000’ / 16,700’ MD • Completed Well Cost: $8.65 MM

• Economic summary: $5.00/MMBtu NYMEX

• BTAX ROR: 38.1% • BTAX PV10: $3.0 MM • Net Finding Cost: $1.95/Mcfe • Net LOE: $0.32/Mcfe

NYSE: QEP

Lance Pool, Pinedale, WY

Production Type Curve

6,000 5,000 4,000 3,000 2,000 1,000 0

MCFEPD

0 24 48 72 96 120

Months on Line

Capital Return Price Sensitivity

BTAX ROR

100% 80% 60% 40% 20% 0%

$3.00 $4.00 $5.00 $6.00 $7.00

6.0 Bcfe

5.0 Bcfe

4.0 Bcfe

3.0 Bcfe

NYMEX Gas Price ($/MMBtu)

• Type curve details: IP: 5.25 MMcfepd, b factor: 2.0 • Terminal decline: 8.0%, Well life: 33 years • Type curve EUR: 4.5 Bcfe (50% of EUR in 6.0 yrs)

• Well depth: 14,000’/14,300’ MD • Completed Well Cost: $4.25 MM

• Economic summary: $5.00/MMBtu NYMEX

Avg of Well Type Range • BTAX ROR: 34.9% • BTAX PV10: $3.2 MM • Net Finding Cost: $1.29/Mcfe • Net LOE: $0.18/Mcfe

NYSE: QEP

Granite Wash /Atoka Horizontal Play, TX Panhandle

Production Type Curve

MCFEPD

20,000 15,000 10,000 5,000 0

0 24 48 72 96 120

Months on Line

Capital Return Price Sensitivity

BTAX ROR

100% 80% 60% 40% 20% 0%

$3.00 $4.00 $5.00 $6.00 $7.00

NYMEX Gas Price ($/MMBtu)

• Type Curve Details: IP: 15.0 MMcfepd, b factor: 1.0

• Terminal decline: 6.0%, Well life: 38.3 Years

• Type curve EUR: 5.25 Bcfe (50% of EUR in 2.7 yrs)

• Well Depth: 13,000’ /18,000’ MD

• Completed Well Cost: $8.5 MM

• Economic Summary: $5.00/MMBtu NYMEX, $65/Bbl WTI

• BTAX ROR: 61.0%

• BTAX PV10: $5.6 MM

• Net Finding Cost: $2.04/Mcfe

• Net LOE: $0.37/Mcfe

NYSE: QEP

Bakken/Three Forks Formation, North Dakota

Production Type Curve

BOEPD

1,250 1,000 750 500 250 0

0 24 48 72 96 120

Months on Line

Capital Return Price Sensitivity

BTAX ROR

60% 50% 40% 30% 20% 10% 0%

$40.00 $50.00 $60.00 $70.00 $80.00

NYMEX Oil Price ($/Bbl)

• Type curve details: IP: 1000 Boepd, b factor: 1.7

• Terminal decline: 8.0%, Well life: 26.1 years

• Type curve EUR: 490 MBoe (50% of EUR in 4.6 yrs)

• Well depth: 9,950’/19,500’ MD

• Completed Well Cost: $6.5 MM

• Economic Summary: $65/Bbl WTI

• BTAX ROR: 32.7%

• BTAX PV10: $3.4 MM

• Net Finding Cost: $16.95/Boe

• Net LOE: $8.64/Boe

NYSE: QEP

Woodford “Cana” Shale, Oklahoma

Production Type Curve

MCFEPD

7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

0 24 48 72 96 120

Months on Line

Capital Return Price Sensitivity

BTAX ROR

60% 50% 40% 30% 20% 10% 0%

$3.00 $4.00 $5.00 $6.00 $7.00

NYMEX Gas Price ($/MMBtu)

• Type curve details: IP: 6.0 MMcfepd, b factor: 1.5

• Terminal decline: 6.0%, Well life: 40 years

• Type curve EUR: 5.2 Bcfe (50% of EUR in 6.4 yrs)

• Well depth: 13,000’ TVD, 18,000’ MD

• Completed Well Cost: $7.1 MM

• Economic Summary: $5.00/MMBtu NYMEX, $65.00/Bbl WTI

• BTAX ROR: 30.3%

• BTAX PV10: $4.0 MM

• Net Finding Cost: $1.71/Mcfe

• Net LOE: $0.38/Mcfe

NYSE: QEP

New gas processing plants will drive Field Services cash flow and earnings

150 MMcfpd Iron Horse cryogenic NGL extraction plant

• Uinta Basin asset adjacent to Field Services 220 MMcfpd Stagecoach plant

• In-service Q4 2010

• Underwritten by 10-year fee-based, demand contracts

420 MMcfpd Blacks Fork II cryogenic gas processing plant

• Green River Basin asset adjacent to existing 310 MMcfpd Blacks Fork complex

• In-service Q4 2011

• Underwritten by keep-whole processing contracts, revert to fee-based if keep-whole margin negative

• Plant full at startup (significant raw gas bypassing plants today)

• ~15,000 bbl/day NGL net to Field Services

NYSE: QEP

Blacks Fork Hub

QEP Field Services Gobblers Knob Facility

Pinedale Field

QEP Field Services Blacks Fork Plant

QEP Field Services Emigrant Trail Plant

Pinedale

QEP Field Services Crude Petroleum Pipeline

Jonah Field

LeBarge

Rendezvous Gas Services Pipeline System

QEP Field Services Gas Pipeline

RMPL

OPAL PLANTS

NWPL

QEP Marketing Clear Creek Storage

RPC

QPC

KRPL

Evanston

WY

UT

NWPL

20 Miles

Clay Basin Storage

QPC

QPC

CIG

MGR GRANGER PLANT

OTP

Green River

Rock Springs

WIC

NYSE: QEP

Price Assumptions

	2010 (June – Dec)	2011F	2012F
Gas NYMEX ($/MMBtu)	4.93	5.55	5.81
NWP Basis ($/MMBtu)	-0.51	-0.46	-0.44
CenterPoint Basis ($/MMBtu)	-0.25	-0.29	-0.33
Gulf South Basis ($/MMBtu)	-0.52	-0.48	-0.45
PEPL Basis ($/MMBtu)	-0.27	-0.29	-0.32
Oil NYMEX ($/Bbl)	73.37	79.00	81.73

NYSE: QEP 46